UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
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TECHNOLOGY SOLUTIONS COMPANY
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ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
BOARD OF DIRECTORS
DIRECTOR COMPENSATION
INDEPENDENT AUDITORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
REPORT OF THE AUDIT COMMITTEE
AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO EXOGEN HEALTHCARE INC.
ARTICLE ONE
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OPTION EXERCISES AND STOCK VESTED
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
STOCKHOLDER PROPOSALS
ANNUAL REPORT TO STOCKHOLDERS
STOCKHOLDERS SHARING THE SAME ADDRESS
OTHER BUSINESS
ARTICLE ONE
TECHNOLOGY SOLUTIONS COMPANY 2008 STOCK INCENTIVE PLAN

TECHNOLOGY SOLUTIONS COMPANY

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 12, 2008

To our Stockholders

The 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Technology Solutions Company (the “Company”) will be held at the Company’s offices located at 55 E. Monroe Street, Suite 2600, Chicago, Illinois 60603 on August 12, 2008 at 8:15 a.m., Central time, for the following purposes:

1. To elect the five nominated directors, each to serve for a one-year term;

2. To ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008;

3. To amend the Company’s Restated Certificate of Incorporation to change the Company’s name to Exogen Healthcare Inc.;

4. To approve the Technology Solutions Company 2008 Stock Incentive Plan; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on June 16, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive offices of the Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603, for a period of ten days prior to the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement. Whether you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

Secretary

July 8, 2008

TECHNOLOGY SOLUTIONS COMPANY
55 East Monroe Street, Suite 2600
Chicago, Illinois 60603

PROXY STATEMENT

Annual Meeting of Stockholders
August 12, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Technology Solutions Company (the “Company”) for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s offices located at 55 E. Monroe Street, Suite 2600, Chicago, IL 60603, on August 12, 2008, at 8:15 a.m., Central time.

Each holder of record of a share of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company at the close of business on June 16, 2008 (the “Record Date”), is entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date, there were 2,565,866 shares of Common Stock outstanding.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional materials, which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, Directors or employees of the Company, who will receive no additional compensation therefore. The Company may also employ a professional proxy solicitation service and if so will pay all costs of that solicitor. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about July 11, 2008.

ELECTION OF DIRECTORS

As of the date of this Proxy Statement, the Board of Directors consists of seven members, each with a term of office ending at the 2008 Annual Meeting. On June 11, 2008, Ms. Kruger and Mr. Caldiero informed the Board of Directors that they would not stand for re-election. Thus, the Board of Directors resolved that, effective on the date of the Company’s 2008 Annual Meeting, the number of Directors of the Company would be reduced to five. The Board of Directors has nominated Ms. Alhand, Ms. Dcamp and Messrs. Dill, Silva-Craig and Zoph for re-election as Directors and for each to serve until the 2009 Annual Meeting of Stockholders or until his or her successor has been elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. A vote withheld will not count as a vote either for or against the nominee. Since the election of Directors is a discretionary item, there will not be any broker non-votes even without voting instructions from the beneficial owner. The nominees receiving the highest number of votes cast will be elected. If any of the nominees are unable or decline to serve as a Director at the time of the Annual Meeting, the proxies will be voted for another nominee who will be designated by the Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a Director. If additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.

NOMINEES FOR DIRECTOR

Each of the following nominees shall serve until the 2009 Annual Meeting:

Elizabeth Alhand, age 52, has been a Director of the Company since April 2008. Ms. Alhand served as the Executive Vice-President and Chief Financial Officer for the Harris County Hospital District , in Houston, Texas from 2006 to 2007, as Senior Vice-President-Finance and Treasurer at Presbyterian Healthcare Services , from 2003 to 2005 and as Executive Vice President and Treasurer at SSM Health Care in St. Louis from 1995 to 2002.

Kathryn A. Dcamp, age 52, has been a Director of the Company since February 2007. Ms. Dcamp has been Senior Executive Advisor to Cisco Systems, Inc. since May 2006. Previously, Ms. Dcamp served as Cisco’s Senior Vice President, Human Resources from June 2001 to May 2006, having joined Cisco as Global Compensation Leader in May of 2000. From 1994 until May 2000, Ms. Dcamp was Global Leader, Compensation & Executive Programs for GE Capital Corporation.

Carl F. Dill, Jr., age 62, has been Chairman of the Board of the Company since September 2007. He served as Lead Director from August 2007 until September 2007; Chairman of the Board from December 2006 until August 2007; Acting Chief Executive Officer of the Company from December 2005 until December 2006 and as Lead Director of the Company from May 2005 until December 2005. He has been a Director of the Company since July 2001. Since June 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, he served as Vice President and Chief Information Officer of Time Warner, Inc. Mr. Dill served from 1982 until 1998 as Senior Vice President and Chief Information Officer for McDonald’s Corporation. He is also a Director of ThoughtWorks, Inc. and an advisory board member for Arxan Technologies, Inc.

Milton G. Silva-Craig, age 40, has been a Director of the Company, as well as the Company’s President and Chief Executive Officer, since December 2006. Prior to joining the Company, Mr. Silva-Craig served as President from June 2004 to March 2006 and Chief Operating Officer from March 2001 to June 2004 of Emageon, Inc., a leading provider of multi-specialty tools for physicians and healthcare professionals. Prior to joining Emageon, Mr. Silva-Craig served at General Electric from 1993 to 2001, running business units in e-Commerce, ASP hosting and digital imaging.

Timothy R. Zoph, age 52, has been a Director of the Company since March 2007. He has served as Vice President and Chief Information Officer of Northwestern Memorial Hospital in Chicago, Illinois since December 1993. From 1984 to 1993, Mr. Zoph served as Chief Information Officer at Froedtert Memorial Lutheran Hospital.

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR election of the nominees listed above.

BOARD OF DIRECTORS

Independence

Under Nasdaq Global Market® rules, an “independent director” of a company means a person (other than an officer or employee of the company or its subsidiaries) who, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that, with the exception of the Company’s President and Chief Executive Officer, Mr. Silva-Craig, and the Company’s Chairman and former Acting Chief Executive Officer, Mr. Dill, each of its directors is an independent director under the Nasdaq Global Market® rules. Independent directors, therefore, represent a majority of the Board.

The Company’s independent directors meet in executive session at least twice each year and may meet more frequently as they determine necessary. Ms. Kruger, as Chairperson of the Governance Committee, served as Chairperson of each meeting of independent directors prior to the 2008 Annual Meeting. Upon re-election, it is anticipated that Mr. Zoph will be the Chairperson for such meetings of the independent directors.

Communication with the Board

Stockholders who wish to communicate with the Board should address their communications to the Company’s Secretary, Timothy G. Rogers, at Technology Solutions Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603. Mr. Rogers will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.

Board Nomination Policy

The Board does not have a separate nominating committee. The Governance Committee of the Board, which met four times in 2007 and was comprised of the Company’s then four Independent Directors (Ms. Kruger, Ms. Dcamp, Mr. Caldiero and Mr. Zoph), served this function. The Board has adopted a formal written policy regarding the nomination process and such related matters as may be required under the federal securities laws. Under the nominating policy, the Governance Committee, meeting in executive session, is responsible for identifying, evaluating, and recommending individuals qualified to be appointed to the Board or to stand for election to the Board at a meeting of the stockholders.

In evaluating candidates for nomination to the Board, the Governance Committee is to take into account the applicable requirements for directors under the Nasdaq Global Market® rules as well as the standards for serving on the Audit Committee under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). The Governance Committee may take into consideration such other factors and criteria as they deem appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience. The Governance Committee may (but is not required to) consider candidates suggested by management or other members of the Board.

Generally, the Governance Committee will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The Governance Committee will also evaluate whether a candidate’s skills and experience are complementary to the existing Board members’ skills and experience as well as the Board’s need for operational, management, financial, international, technological or other expertise. The Governance Committee will interview candidates who meet the criteria and make their recommendation to the Board of Directors. The Board of Directors will then select nominees that they believe best suit the Company’s and Board’s needs. The Governance Committee will consider qualified candidates for director nominees suggested by stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Company’s Secretary, Timothy G. Rogers, at 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603. Submissions that are received that meet the criteria described above will be forwarded to the Governance Committee for further review and consideration. The Governance Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.

Directors’ Meetings and Committees

The Board of Directors held fourteen meetings during 2007.

The Board of Directors has an Audit Committee which monitors the Company’s financial reporting process and internal control systems. The Audit Committee was composed of Mr. Caldiero, Mr. Zoph, Ms. Kruger, and Mr. Luterman through the end of his term as Director. Ms. Alhand, upon her appointment to the Board in April 2008 also joined the Audit Committee. Each member of the Audit Committee is financially literate and an “independent director” under the Nasdaq Global Market® rules and meets the other independence requirements of Rule 10A-3 under the Exchange Act. The Audit Committee’s responsibilities are included in its written charter, which was attached to the Company’s 2006 Proxy Statement. The Audit Committee met five times during 2007. The Company currently has an audit committee financial expert, as that term is used in item 407(d)(5) of Regulation S-K.

Ms. Alhand has been identified as the audit committee’s financial expert, and will retain such designation through the end of her term as a Director. Former Director Luterman served as the audit committee’s financial expert through the end of his term as Director in May 2007.

The Board of Directors has a Compensation Committee composed of Mr. Caldiero, Ms. Kruger and Ms. Dcamp. The Compensation Committee does not have a written charter. As delegated by the Board of Directors, the Compensation Committee’s responsibilities include the evaluation and approval of stock-based compensation grants and executive compensation. Each member of the Compensation Committee is an “independent director” under the Nasdaq Global Market® rules. The Compensation Committee met nine times during 2007.

In 2007, no Director attended less than 95% of all of the combined total meetings of the Board and the committees on which they served during the year. The Company encourages, but does not require, its Directors to attend the annual meeting of stockholders. For 2007, all of the Company’s then Directors, other than former Director Gerald Luterman, attended the annual meeting of stockholders.

Code of Ethics

The Company has a Code of Ethics that applies to all Company employees, including its Chief Executive Officer, Chief Financial Officer, as well as members of the Board of Directors. The Code of Ethics is available free of charge on the Company’s website at www.techsol.com. The Company will post any changes to the Code of Ethics on its website.

Director Compensation

Annual compensation for those Directors who are not employees of the Company (“Outside Directors”) is $25,000, plus reimbursement of expenses incurred in attending meetings. The Chairman of the Board receives an additional annual payment of $25,000 and Board Committee Chairpersons receive additional annual payments of $3,000. Each Outside Director receives a per-meeting fee of $1,500 for a Board Meeting and $1,000 for a Committee Meeting.

Further, in accordance with Mr. Dill’s re-designation to Chairman, the Compensation Committee of the Board of Directors of the Company approved, on September 12, 2007, the Chairman of the Board Bonus Compensation Plan (the “Chairman Plan”). Under the Chairman Plan, the Chairman of the Board received 5,625 units (the “Units”) on March 14, 2008 and will receive 5,625 units on March 13, 2009 (the “Award Date”). Depending on the Chairman’s performance, as determined by the Governance Committee when applying the performance criteria set forth by the Compensation Committee, the Chairman will be entitled to bonus compensation in an amount between zero dollars and up to the value of one hundred fifty percent (150%) of the Units multiplied by the closing stock price of the Company’s common stock on the Award Date. No award was granted in 2008 under the Chairman Plan.

In addition, each Outside Director appointed prior to 2007 holds stock options issued under the Technology Solutions Company 1993 Outside Directors Plan, as amended (the “1993 Plan”), and/or the Technology Solutions Company 1996 Stock Incentive Plan, as amended (the “1996 Plan”). In 2007, no such grants were made. Each stock option granted to an Outside Director under the 1996 Plan will become exercisable, depending on the time at which it was originally granted, either (i) in thirty-six equal monthly installments, commencing on the last day of the calendar month immediately following the month the option is granted or (ii) in one installment of one-third of the shares on the one-year anniversary of the option grant date followed by equal monthly installments of the remaining options over the following 24 months, commencing on the last day of the calendar month immediately following the one-year anniversary of the option grant date. Both the 1993 Plan and the 1996 Plan have now expired and no new options will be issued thereunder.

The following table sets forth summary information concerning the 2007 compensation of the Directors of the Company for which such disclosure is required.

DIRECTOR COMPENSATION

					Change in
	Fees				Pension
	Earned				Value and
	or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)(1)	($)	Earnings	($)	($)

Elizabeth Alhand(2)	$—	$—	$—	$—	—	$—	$—
Raymond P. Caldiero(3)	54,575	—	20,417	—	—	—	74,992
Kathleen Dcamp	43,795	—	—	—	—	—	43,975
Carl F. Dill	27,430	—	—	—	—	—	27,430
Paula Kruger(3)	52,500	—	30,424	—	—	—	82,924
Milton Silva-Craig	—	—	—	—	—	—	—
Timothy R. Zoph	41,430	—	—	—	—	—	41,430
Gerald Luterman(4)	19,500	—	—	—	—	—	19,500
John R. Purcell(5)	6,250	—	—	—	—	—	6,250

(1)	The amounts in this column represent the compensation cost of options granted, which are calculated and expensed by the Company in accordance with Statement of Financial Accounting Standard No. 123(R) for the fiscal year ended December 31, 2007.

(2)	Ms. Alhand was appointed to the Board of Directors on April 21, 2008

(3)	Mr. Caldiero and Ms. Kruger decided not to stand for re-election as Directors at the Company’s 2008 Annual Meeting.

(4)	Mr. Luterman declined to stand for re-election as a Director at the Company’s 2007 Annual Meeting.

(5)	Mr. Purcell resigned as a Director, effective February 21, 2007.

INDEPENDENT AUDITORS

Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent auditor for 2007. Representatives of Grant Thornton are expected to attend the Annual Meeting and will be available to respond to appropriate questions. Grant Thornton’s representatives will also be given the opportunity to make a statement, if they desire to do so.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee is responsible for selecting our independent auditors and has selected Grant Thornton as the Company’s independent auditors for the fiscal year ending December 31, 2008. Accordingly, stockholder approval is not required to appoint Grant Thornton as our independent auditors for fiscal year 2008. However, the Board of Directors and the Audit Committee believe that submitting the appointment of Grant Thornton to the stockholders for ratification is a matter of good corporate governance. Approval of the proposal to ratify the appointment of Grant Thornton requires the affirmative vote of a majority of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. If the appointment is not ratified, the Audit Committee will reconsider the appointment of Grant Thornton or other independent auditors. Even if you do ratify the appointment, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it believes that such a change would be in the best interests of the Company and our shareholders. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal.

The Board of Directors and the Audit Committee unanimously recommend that the Company’s stockholders vote FOR approval of the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Technology Solutions Company’s Board of Directors is composed of four independent Directors and operates under a written charter duly adopted by the Board of Directors. For 2007, the members of the Audit Committee met the independence and experience requirements of the Nasdaq Global Market®. The members of the Audit Committee were Mr. Luterman (through the end of his term as Director in May 2007), Mr. Zoph, Mr. Caldiero and Ms Kruger. Ms. Alhand became a member of the Audit Committee upon her appointment to the Board in April 2008. Upon re-election, Ms. Alhand, Mr. Zoph and Ms. Dcamp will comprise the Audit Committee going forward.

Among other things, the Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor.

Management is responsible for the Company’s financial statements, systems of internal control, and the financial reporting process. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent auditors with respect to the Company’s audited financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2007 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Specifically, the Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, current developments for audit committees in 2007 and any other matters required to be discussed under generally accepted auditing standards. In addition, prior to the filing of the Company’s Form 10-K for the year ended December 31, 2007, the Audit Committee followed the guidance in SEC Financial Release No. 60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies and, accordingly, reviewed the selection, application and disclosure of the critical accounting policies of the Company.

During 2007 and 2006, the Company retained its principal auditor, Grant Thornton LLP, in several capacities:

	2007	2006

Audit fees	$233,018	$217,800
Audit related fees	13,125	22,500
Tax fees	—	—
All other fees	—	10,236

Total	$236,143	$250,536

Audit Fees

Audit Fees represent amounts billed in connection with the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of financial statements included in the Company’s Forms 10-Q.

Audit Related Fees

Audit Related Fees represent amounts billed for the audit of the Company’s 401(K) plan in both 2007 and 2006, and for fees related to goodwill impairment review in 2006.

Tax Fees

Tax Fees represent amounts billed for tax services. No tax fees were billed during 2007 or 2006. Tax preparation for the Company is handled using in-house personnel.

All Other Fees

The amounts for 2006 represents amounts billed in connection with the Form S-8 Registration Statement filed by TSC with the Securities and Exchange Commission (“SEC”) in connection with the registration of Charter Inducement Option Grants and 2006 Employment Inducement Awards Plan; review of the purchase price allocation related to the acquisition of the management consulting business of Charter Consulting, Inc.; and review of TSC’s response to a comment letter from the SEC.

Engagement Policies

All audit and non-audit services provided by our independent auditor are required to be and were approved by the Audit Committee in advance of the services being performed by such auditor.

The Audit Committee has received and reviewed these figures as well as the written disclosures and the letter from the independent public auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditor their independence, including consideration of the compatibility of non-audit services with that firm’s independence. Based upon these reviews and discussions, the Audit Committee has affirmed the independence of the Company’s independent auditor for 2007.

Based on the reviews and discussions referred to above, and relying thereon, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

The foregoing report has been furnished by the members of the Audit Committee as set forth below:

Timothy R. Zoph, Audit Committee Chairman
Elizabeth Alhand
Raymond P. Caldiero
Paula Kruger

AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO
CHANGE THE COMPANY’S NAME TO EXOGEN HEALTHCARE INC.

The Board of Directors has unanimously adopted, declared advisable and recommends that the stockholders approve an amendment to ARTICLE ONE of the Company’s Restated Certificate of Incorporation that would change the Company’s name from Technology Solutions Company to Exogen Healthcare Inc. To be adopted, this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting, in person or by proxy. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal. The Board of Directors believes it is in the best interest of the Company and its stockholders to amend the Restated Certificate of Incorporation to give effect to the proposed amendment.

The Board of Directors has declared the proposed name change advisable in order to better reflect the evolution and present scope of business of the Company as well as evidence the Company’s efforts during the past twenty months to reorganize the Company into a business solutions company focused on creating value for healthcare providers and manufacturers.

If approved by the stockholders, the amendment to change the corporate name to “Exogen Healthcare Inc.” will be effected by filing an amendment to the Restated Certificate of Incorporation, in substantially the form of

Exhibit A attached hereto, with the Secretary of the State of Delaware at the earliest appropriate time consistent with an orderly transition to the new name. The change of the corporate name will be accomplished by amending ARTICLE ONE of the Restated Certificate of Incorporation to read as follows:

ARTICLE ONE

“The name of the corporation is Exogen Healthcare Inc.”

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR the amendment to the restated certificate of incorporation to change the corporate name.

APPROVAL OF THE TECHNOLOGY SOLUTIONS COMPANY

2008 STOCK INCENTIVE PLAN

General

The Board of Directors (the “Board”) is proposing the Technology Solutions Company 2008 Stock Incentive Plan (the “2008 Plan”) for stockholder approval. In today’s compensation environment, the Company’s ability to attract and retain high-quality employees and high-quality independent directors (“non-employee directors”) is critical to the Company’s success. In furtherance of this objective, it is essential that the Company be able to provide equity incentives, such as stock options and restricted stock awards, as a part of the Company’s total compensation packages. The Board believes that incentive compensation grants have been an important part of the Company’s successful employee and non-employee director recruiting and retention efforts to date, and the Board expects such grants will remain a key part of this process going into the future. However, in September 2006, the stockholder-approved Technology Solutions Company 1996 Stock Incentive Plan (as amended, the “1996 Plan”) expired, leaving the Company with no readily available mechanism to provide its key employees with stock-based compensation. Later in 2006, the Board adopted the 2006 Employment Inducement Award Plan (the “Inducement Plan”) to use in connection with the hiring of individuals not previously employed by the Company in compliance with the Corporate Governance Rules of The NASDAQ Global Market®. The 2008 Plan is intended to replace the expired 1996 Plan and the Inducement Plan. If the 2008 Plan is approved by the Company’s stockholders, no future awards will be made under the Inducement Plan. Previous awards made under the 1996 Plan and the Inducement Plan will not be affected.

The Board has adopted the 2008 Plan to address the need to be able to offer equity incentives going forward. Listing requirements for The NASDAQ Global Market®, however, require that the Company submit any equity compensation plan, such as the 2008 Plan, to Company’s stockholders for approval. The primary purpose of the 2008 Plan is to motivate selected employees of the Company and certain of Company’s subsidiaries and affiliates as well as certain consultants to put forth maximum efforts toward growth, profitability and success of the Company.

Description of the 2008 Plan

Administration.  The 2008 Plan will be administered by a committee of the Board (the “Committee”) consisting of two or more directors, each of whom must be (i) “independent” within the meaning of the listing standards of any securities exchange or automated quotation system upon which the Common Stock is listed or quoted, (ii) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) an “outside director” within the meaning of Section 162(m) of Internal Revenue Code of 1986, as amended (the “Code”).

Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s four most highly compensated executive officers other than the chief executive officer. However, “qualified performance-based compensation is not subject to the $1 million deduction limit. To qualify as performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more “outside directors”, (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation’s stockholders, and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. The Committee will consist solely of “outside directors” as defined for purposes of Section 162(m) of the Code. As a result, and based on certain regulations issued by the United States Department of the Treasury, certain compensation under the 2008 Plan, such as that payable with respect to options and stock appreciation rights (“SARs”), is not expected to be subject to the $1 million deduction limit under Section 162(m) of the Code, but other compensation payable under the 2008 Plan, such as any restricted stock award, which is not subject to a performance condition to vesting, would be subject to such limit.

Subject to the express provisions of the 2008 Plan, and except for the grant of non-qualified options (each, a “Non-Discretionary Option”) to non-employee directors, the Committee will have the authority to select directors (including non-employee directors), officers, other key employees, consultants, independent contractors and agents of the Company, and its subsidiaries and affiliates, who will receive awards and determine all of the terms and conditions of each award. As of the date of this Proxy Statement, the Company had approximately 45 employees. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the 2008 Plan as the Committee shall approve. The Committee will also have authority to prescribe rules and regulations for administering the 2008 Plan and to decide questions of interpretation or application of any provision of the 2008 Plan. Except with respect to grants to executive officers of the Company or other persons subject to Section 16 of the Exchange Act, and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, the Committee may delegate some or all of its power and authority to administer the 2008 Plan to the President or other executive officer of the Company.

Available Shares.  The number of shares of Common Stock available for awards under the 2008 Plan is 125,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change in capitalization or event, or any distribution to holder of Common Stock other than a regular cash dividend. In addition, shares of Common Stock available to be granted under the Inducement Plan on the effective date of the 2008 Plan will thereafter be available for grant solely under the 2008 Plan and not under the Inducement Plan. As of June 16, 2008, there were approximately 156,000 shares of Common Stock available to be granted under the Inducement Plan. The number of available shares available under the 2008 Plan will be reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of a Stock Award and (ii) which become subject to outstanding options (including Non-Discretionary Options), outstanding Free-Standing SARs and outstanding Performance Shares. All or any portion of the shares available under the 2008 Plan may be issued in the form of Incentive Stock Options. To the extent that shares of Common Stock subject to an outstanding option issued under the 2008 Plan (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under the 2008 Plan.

The maximum number of shares of Common Stock with respect to which options and SARs, Stock Awards or Performance Share Awards or a combination thereof may be granted during any fiscal year of the Company to any person is 100,000, subject to adjustment as described above. Each award granted to a “covered employee” within the meaning of Section 162(m) of the Code under the Plan is intended to comply with the tax deductibility provisions of Section 162(m) of the Code. Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any award agreement relating to such an award does not comply or is inconsistent with Section 162(m), such provision shall be construed, amended or deemed amended to the extent necessary or appropriate to conform to such requirements as determined by the Committee in its sole discretion (and such award and award agreement shall be construed or modified by the Committee in an equitable and proportionate manner as determined by the Committee in its sole discretion). Further, to the extent consistent with tax deductibility by the Company, any amount of compensation otherwise payable pursuant to the 2008 Plan may be reduced, eliminated or delayed until such amount would be deductible by the Company, as determined by the Committee in its sole discretion.

Effective Date, Termination and Amendment.  The 2008 Plan will become effective as of July 1, 2008 if it is approved by our stockholders at the Annual Meeting. The 2008 Plan does not specify a certain termination date. Rather, it will terminate on the date determined by the Board or the Committee. The Board or the Committee may amend the 2008 Plan at any time, subject to any requirement of stockholder approval as required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would, among other things, (i) increase the maximum number of shares of Common Stock available under the 2008 Plan, (ii) effect any change inconsistent with Section 422 of the Code or (iii) result in repricing any grant or award under this Plan or otherwise increase the benefits accruing to eligible persons. The Board or the Committee may condition any amendment or modification of the 2008 Plan on the approval of stockholders of the Company if that approval is necessary or deemed advisable to (i) permit any awards to be exempt from liability under Section 16(b), (ii) to comply with the listing or other requirements of an automated quotation system or stock exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations. No suspension, amendment, modification or termination of the 2008 Plan may impair the rights of a holder of an outstanding award without the consent of such holder.

Stock Options — General.  Except with respect to Non-Discretionary Options, the Committee will determine the conditions to the exercisability of an option. Upon exercise of an option, including an incentive stock option and a Non-Discretionary Option, the purchase price may be paid in cash or by delivery of previously owned shares of Common Stock.

Non-Qualified Stock Options and Stock Appreciation Rights.  The period for the exercise of a non-qualified stock option or SAR will be determined by the Committee. The exercise price of a non-qualified option and the base price of an SAR will be determined by the Committee on the date of grant of such option or SAR, provided that the base price of an SAR granted in tandem with an option (a “tandem SAR”) will be the exercise price of the related option. The base price of an SAR shall not be less than the Fair Market Value of a share of Common Stock. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes) shares of Common Stock, cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

Except with respect to Non-Discretionary Options, all of the terms relating to the exercise, cancellation or other disposition of a non-qualified stock option or SAR upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or other termination, will be determined by the Committee. Such determination will be made at the time of the grant of such option or SAR, as the case may be, and will be specified in the award agreement relating to such option or SAR.

Incentive Stock Options.  No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a “ten percent holder”), in which case the option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, unless the recipient of the incentive stock option is a ten percent holder, in which case the option exercise price will not be less than the price required by the Code, currently 110% of fair market value.

Except as noted below, all of the terms relating to the exercise, cancellation or other disposition of Incentive Stock Option upon a termination of employment with the Company of the holder of such Incentive Stock Option, whether by reason of disability, retirement, death or other termination, will be determined by the Committee. Such determination will be made at the time of the grant of such Incentive Stock Option and will be specified in the award agreement relating to such Incentive Stock Option.

If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code), each Incentive Stock Option held by such optionee may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the agreement relating to such option) after the effective date of such termination of employment and (ii) the expiration date of the term of such option.

If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than permanent and total disability or death, each Incentive Stock Option held by such optionee may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such shorter period as set forth in the agreement relating to such option) after the effective date of such optionee’s termination of employment and (ii) the expiration date of the term of such option.

If the holder of an Incentive Stock Option dies during the periods specified above, each Incentive Stock Option held by such optionee may thereafter be exercised by the optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

Non-Discretionary Options.  On the date on which a person is first elected or begins to serve as a non-employee director (other than by reason of termination of employment), and, thereafter, each successive time such person is re-elected as a non-employee director, such person shall be granted a Non-Discretionary Option. Each Non-Discretionary Option is a non-qualified stock option to purchase 1,500 shares of Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock on the date of grant of such option. Each Non-Discretionary Option expires ten years after the date of grant and becomes fully exercisable on the first anniversary of the date of the grant of such option.

Bonus Stock, Restricted Stock Awards and Restricted Stock Units.  The 2008 Plan provides for the grant of (i) bonus stock awards, which are vested upon grant, and (ii) stock awards or units which may be subject to a restriction period (“restricted stock”). A unit is a bookkeeping entry we may use to record and account for the grant of an award until it is paid, canceled, forfeited or terminated. An award of restricted stock may be subject to specified performance measures for the applicable restriction period. All of the terms relating to the satisfaction of performance measures and the termination of the restriction period relating to a restricted stock award, or any cancellation or forfeiture of such restricted stock award upon a termination of employment with or service to the Company of the holder of such restricted stock award, whether by reason of disability, retirement, death or other termination, shall be set forth in the agreement relating to such restricted stock award. Unless otherwise determined by the Committee, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends concurrently with other stockholders.

Performance Share Awards.  The 2008 Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of Common Stock or the fair market value of such performance share in cash. Prior to the settlement of a performance share award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the award. All of the terms relating to the satisfaction of performance measures and the termination of the performance period relating to a performance share award, or any cancellation or forfeiture of such performance share award upon a termination of employment with the Company of the holder of such performance share award, whether by reason of disability, retirement, death or other termination, shall be set forth in the award agreement relating to such performance share award.

Performance Goals.  Under the 2008 Plan, the vesting or payment of performance share awards and certain awards of restricted stock will be subject to the satisfaction of certain performance objectives and criteria, such objectives and criteria may include one or more of the following: the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders (including dividends), operating income, operating income margin, return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to performance measures be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the performance measures (i) will be established by the Committee no later than 90 days after the beginning of the performance period or restriction period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) will satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such performance measures be stated in terms of an objective formula or standard.

Change in Control.  In the event of certain acquisitions of 40% or more of the Common Stock, a change in a majority of the Board, or the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company’s stockholders receive 60% or more of the stock of the surviving company) or the consummation of a liquidation or dissolution of the Company, the Board will have the discretion to make such adjustments to outstanding awards under the 2008 Plan as it deems appropriate, including, without limitation, causing all outstanding awards to be “cashed-out” by the Company; and causing each option, SAR and other award to represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the 2008 Plan.

A participant will not recognize any income upon the grant of an option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

A participant who is granted SARs will not recognize any taxable income upon the grant of the SARs. Upon exercise, the participant recognizes taxable compensation in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

A participant receiving restricted stock will not recognize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation, rather then dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant receiving bonus stock will recognize taxable income at the time the bonus stock is awarded in an amount equal to the then fair market value of such stock. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant receiving performance shares will not recognize taxable income upon the grant of such shares and the Company will not be entitled to a tax deduction at such time. Upon the settlement of performance shares, the participant will recognize ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

The foregoing discussion is general in nature and is not intended to be a complete description of the United States federal income tax consequences of the 2008 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2008 Plan are urged to consult a tax advisor as to the tax consequences of participation.

Benefits Granted Under the 2008 Plan

As of the date of this Proxy Statement, no benefits have been approved for issuance by the Compensation Committee under the 2008 Plan. The benefits or amounts that will be received by or allocated to 2008 Plan participants are not determinable because awards under the 2008 Plan are awarded in the Committee’s discretion.

During 2007, a certain officer of the Company received benefits under the Inducement Plan. Please see “Compensation Discussion and Analysis — 2007 Executive Compensation Components — Long-Term Equity Incentive Compensation” and “Grants of Plan-Based Awards” on pages 17 and 21, respectively, of this Proxy Statement for more details about such awards.

Recent Closing Price of the Company’s Common Stock

The last reported sale price on The NASDAQ Global Market® for Company’s Common Stock on June 11, 2008 was $4.96 per share.

Additional Information on the 2008 Plan

The description of the 2008 Plan in this document is only a summary. The Company encourages you to read the entire 2008 Plan to understand all of its terms. A copy of the 2008 Plan has been provided as Exhibit B to this Proxy Statement. In addition, the Company will send to you, without charge, a copy of the 2008 Plan upon your request. You may send your request to Corporate Secretary, Technology Solutions Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603.

Required Vote for Approval of the 2008 Plan

Section 162(m) of the Code provides that this proposal must be approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal. Listing standards for The NASDAQ Global Market® provide that this proposal must be approved by the affirmative vote of a majority of the votes cast on this proposal, provided that the total vote cast on this proposal represents over 50% in interest of all shares entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal. If the proposal is not approved by the Company’s stockholders, the Company will no longer have the ability to issue equity awards.

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR the approval of the Technology Solutions Company 2008 Incentive Stock Plan.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below are the names of each current Executive Officers, their ages and their business experiences during the past five years.

Milton G. Silva-Craig	President and Chief Executive Officer
Timothy G. Rogers	Senior Vice President, Chief Financial Officer and Secretary

Milton G. Silva-Craig, age 40 has been a Director of the Company, as well as the Company’s President and Chief Executive Officer, since December 2006. Prior to joining the Company, Mr. Silva-Craig served as President from June 2004 to March 2006 and Chief Operating Officer from June 2004 to March 2006 of Emageon, Inc., a leading provider of multi-specialty tools for physicians and healthcare professionals. Prior to joining Emageon, Mr. Silva-Craig served at General Electric from 1993 to 2001, running business units in e-Commerce, ASP hosting and digital imaging

Timothy G. Rogers, age 47, has been the Chief Financial Officer of the Company since September 2007. Prior to joining the Company, Mr. Rogers co-founded RX Solutions, Inc., a healthcare service organization, where he served as Chief Financial Officer from January 2004 until its sale in November 2006. From April 2001 to June 2004, Mr. Rogers served as the Chief Financial Officer for Ortho-Rehab, Inc., a provider of medical products for the rehabilitation market. From 1998 to 2001, Mr. Rogers was the Vice President — Controller for Option Care, Inc., the nation’s largest intravenous healthcare franchisor. In addition, Mr. Rogers has served in various financial positions of increasing responsibility for service and product organizations. Mr. Rogers began his career as an auditor with Arthur Andersen, LLP. He is a Certified Public Accountant.

Agreements with Executive Officers

The Company has entered into an employment agreement with Mr. Milton G. Silva-Craig to serve as its President and Chief Executive Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 30 days written notice. If Mr. Silva-Craig’s employment is terminated by the Company, he will be entitled to receive: (i) his salary and health insurance benefits for a one-year period following the termination; (ii) a one-time termination payment equal to 50 percent of his annual base salary and (iii) immediate vesting of all of his then unvested stock options. If following a change in control of the Company, Mr. Silva-Craig’s employment is terminated for any reason or he resigns within 90 days, he will be entitled to receive: (i) his salary and health insurance benefits for a one-year period following the date of resignation or termination; (ii) a one-time termination payment equal to 50 percent of his annual base salary; and (iii) immediate vesting of all of his then unvested stock options. The employment agreement also provided that if Mr. Silva-Craig choose to relocate to Chicago, Illinois within 24 months of the date of his employment agreement, the Company would reimburse him, on a grossed-up basis, for his moving expenses. Additionally, if he sold his home in Birmingham, Alabama in connection with the move to Chicago, the Company would reimburse him, on a grossed-up basis, for certain associated sales commissions and closing costs. In connection with his relocation to Chicago in 2007, Mr. Silva-Craig received moving and related expenses totaling $194,253. Mr. Silva-Craig’s annual salary at the end of 2007 was $375,000.

The Company has entered into an employment agreement with Mr. Timothy G. Rogers to serve as its Senior Vice President — Chief Financial Officer and Secretary. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Rogers’s employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits for a six month period following the termination. Also upon such a termination, he will be entitled to receive immediate vesting of all of his then unvested stock options.. Mr. Rogers’s annual salary at the end of 2007 was $200,000.

The Company entered into an employment agreement with Mr. Carl F. Dill, Jr. to serve as its executive Chairman of the Board. Pursuant to that agreement, the Company agreed to pay Mr. Dill a salary of $180,000 per year. Mr. Dill’s employment as executive Chairman of the Board of the Company was subsequently terminated, effective August 10, 2007, after which he served as Lead Director. In September 2007, he was reinstated as Chairman of the Board. Since August 2007, Mr. Dill’s only compensation from the Company has been Director fees paid to Directors who are not employees of the Company.

The Company entered into an employment agreement with Mr. Philip J. Downey to serve as its Vice President — General Counsel and Corporate Secretary. Pursuant to that agreement, the Company agreed to pay Mr. Downey a salary of $220,000 per year. Mr. Downey’s employment with the Company was subsequently terminated, effective September 10, 2007. Pursuant to the termination provisions of Mr. Downey’s employment agreement, the Company accelerated the vesting of Mr. Downey’s then outstanding restricted stock units, will pay Mr. Downey’s salary and provide Mr. Downey with health insurance benefits until September 10, 2008, and paid Mr. Downey a one-time bonus payment of $88,000 on April 1, 2008.

The Company entered into an employment agreement with Mr. Sandor Grosz to serve as its Vice President and Chief Financial Officer. Pursuant to that agreement, the Company agreed to pay Mr. Grosz a salary of $220,000 per year. Mr. Grosz’s employment with the Company was subsequently terminated, effective September 21, 2007. Pursuant to the termination provisions of Mr. Grosz’s employment agreement, the Company accelerated the vesting of Mr. Grosz’s then outstanding restricted stock units, will pay Mr. Grosz’s salary and provide Mr. Grosz with health insurance benefits until September 21, 2008, and paid Mr. Grosz a one-time bonus payment of $88,000 on April 1, 2008.

Compensation Committee Interlocks and Insider Participation

Ms. Dcamp, Ms. Kruger, Mr. Caldiero and former Directors Luterman and Purcell served as members of the Compensation Committee of the Board of Directors in 2007. No current member of the Compensation Committee is or was an officer or employee of the Company or any of its subsidiaries. Furthermore, no member of the Compensation Committee has any relationship requiring disclosure under Item 404 of Regulation S-K. Finally, no executive officer of the Company served during 2007 as a director or a member of a compensation committee of any entity that had an executive officer serving as a Director of the Company or a member of the Compensation Committee.

Transactions with Related Persons and the Company’s Approval Policy

In 2007, there were no transactions that required disclosure under Item 404(a) of Regulation S-K. The Company does not generally engage in transactions in which its senior executive officers or directors, any of their immediate family members or any of its 5% stockholders have a material interest. Any proposed transaction involving the above persons would be referred to the Company’s Board of Directors for consideration and approval by the disinterested Directors. Furthermore, the Company’s Code of Ethics, which sets forth standards applicable to all employees, officers and Directors of the Company, generally proscribes transactions that could result in a conflict of interest for the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy, programs and practices. The Compensation Committee ensures that the total compensation paid to the Company’s executive leadership team is competitive, reasonable and tied to performance. Generally, the types of compensation and benefits provided to members of the Company’s executive leadership team, including the actively-employed Named Executive Officers (as defined below) follow customary and reasonable compensation practices for similarly-situated companies.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2007, as well as the other individuals included in the “Summary Compensation Table” on page 20, are referred to as the “Named Executive Officers.”

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance at or above established goals, with the ultimate objective of increasing stockholder value. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that the compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of peer companies. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the Named Executive Officers should include compensation that rewards performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for the Named Executive Officers. Decisions regarding the non-equity compensation of Company employees, other than the Named Executive Officers, are made by the Chief Executive Officer, subject to pre-approved compensation ranges established by the Compensation Committee.

The Chief Executive Officer annually reviews the performance of each Named Executive Officer (other than the Chief Executive Officer and the Chairman, each of whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and bonus amounts, if any, are presented to the Compensation Committee for review and approval or modification. The Compensation Committee determines the compensation for Named Executive Officers, including any salary adjustments and bonus or equity awards.

Setting Executive Compensation

Based on the foregoing objectives, the Compensation Committee has structured its annual and long-term incentive-based cash and non-cash executive compensation programs to motivate Named Executive Officers to achieve the business goals set by the Company and to reward the Named Executive Officers for achieving such goals. To effectively structure these programs the Company has sought the advice of compensation experts. Specifically, in 2006, the Company engaged Deloitte Consulting LLP to conduct a review of certain of the Company’s base salary, cash bonus and equity incentive programs, including the Named Executive Officers. Additionally, in 2006, the Company engaged Vedder, Price, Kaufman & Kammholz, P.C. to provide the Company with executive compensation market data and advice. The Company used the advice and data offered by these firms in structuring compensation packages for its Named Executive Officers.

2007 Executive Compensation Components

For the fiscal year ended December 31, 2007, the principal components of compensation for Named Executive Officers were:

•	base salary;

•	performance-based cash incentive compensation;

•	long-term equity incentive compensation;

•	401(k) Plan; and

•	perquisites and other personal benefits.

Base Salary

The Company provides Named Executive Officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on his or her position and responsibility and by using market data.

During its review of base salaries for Named Executive Officers, the Compensation Committee primarily considered:

•	market data provided by members of the Compensation Committee and outside consultants;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	individual performance of the Named Executive Officer.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries of Named Executive Officers are based on the Compensation Committee’s assessment of the individual’s performance.

Executive Cash and Equity Incentive Compensation

The Company provides cash and stock-based incentive compensation to its Named Executive Officers pursuant to Compensation Governance Guidelines approved by the Compensation Committee on February 27, 2006.

Performance-Based Cash Incentive Compensation

These Compensation Governance Guidelines provide for the calculation of annual cash incentive compensation, subject to Compensation Committee oversight and modification. The Compensation Governance Guidelines include various cash incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities that are established as a percentage of base salary. These targets range from 30% of base salary to 100% of base salary for the Company’s Named Executive Officers.

Under the program, each Named Executive Officers’ potential annual cash incentive compensation award will be based upon achievement of corporate financial objectives, as well as upon individual performance as measured through the Company’s performance evaluation process. Cash incentive compensation recommendations for Named Executive Officers are supported by performance evaluations, which define the executive’s achievement against their specific annual objectives. The Company’s Chief Executive sets the individual performance goals for all Named Executive Officers other than the Chairman and himself. The Compensation Committee sets the individual performance goals for the Company’s Chief Executive Officer and Chairman. The Compensation Committee approves all cash incentive bonus payouts for Named Executive Officers.

Under the Company’s current Compensation Governance Guidelines, Named Executive Officers are not eligible for any annual cash incentive compensation unless the Company meets profitability goals approved by the Compensation Committee. However, the Company’s Chief Executive Officer may request approval of the Compensation Committee for discretionary individual cash incentive bonus awards for Named Executive Officers who exceed individual expectations in a year in which the Company does not meet profitability goals. For 2007, the Company’s Named Executive Officers were not granted any annual cash incentive bonuses.

Long-Term Equity Incentive Compensation

In September 2006, the stockholder-approved Technology Solutions Company 1996 Stock Incentive Plan (the “1996 Plan”) expired, leaving the Company with no ready mechanism to provide its key employees with stock-based compensation. In 2006, in anticipation of the expiration of the 1996 Plan, the Compensation Committee granted: (i) each independent member of the Board of Directors an option to purchase 10,000 shares of Company common stock at a strike price equal to the closing price of Company common stock on the grant date and (ii) certain of the Company’s Named Executive Officers RSU’s ranging from 14,000 to 16,875 per Named Executive Officer. These grants to Named Executive Officers, totaling 44,875 RSU’s, were intended to further align the interests of the Company’s executives with the interests of the Company and to encourage these key employees to focus on long-term Company performance at a time when no further option or stock grants were possible in the immediate future due to the expiration of the 1996 Plan.

Each of the above-referenced stock option grants will vest over a three-year period as follows: (i) one-third of the options granted will vest on the one-year anniversary of the option grant date and (ii) the remaining options granted will vest in equal monthly installments over the next 24 months, commencing on the last day of the calendar month immediately following the one-year anniversary of the option grant date.

Each of the above-referenced RSU grants will vest over a three-year period at a rate of one-third per year, subject to the following terms:

•	One-third will vest on the one-year anniversary of the grant date so long as the grantee has remained an employee through that date;

•	One-third will vest on the two-year anniversary of the grant date so long as: (i) the grantee has remained an employee through that date and (ii) the company earns positive net income, within the meaning of U.S. Generally Accepted Accounting Principles, for the most recent fiscal year prior to that date; and

•	One-third will vest on the three-year anniversary of the grant date so long as: (i) the grantee has remained an employee through that date and (ii) the company earns positive net income, within the meaning of U.S. Generally Accepted Accounting Principles, for the most recent fiscal year prior to that date.

RSU’s that do not vest because of the failure of a condition are forfeited by the grantee and all RSU’s vest upon a defined change of control of the Company. As of the date of this proxy, the Company has no mechanism by which additional RSU’s could be granted to current employees in the future.

Long-Term Equity Incentive Compensation — Inducement Stock Options

On November 9, 2006, the Board of Directors approved the Technology Solutions Company 2006 Employment Inducement Award Plan (the “Inducement Option Plan”). The Inducement Option Plan allows the Company to offer inducement stock options to prospective new employees to induce them to accept employment with the Company. In 2007, six new employees were awarded a total of 91,500 inducement stock options, with the largest single award of 40,000 inducement stock options being granted to the Company’s Chief Financial Officer, Timothy Rogers. The Compensation Committee approves all inducement stock option grants.

Inducement stock option grants are used for the following purposes:

•	to align the interests of the Company’s stockholders and the recipients of awards under the Inducement Option Plan by increasing the participation of such recipients in the Company’s growth and success;

•	to advance the interests of the Company by providing a material inducement for the best available employees to join the Company; and

•	to motivate such persons to act in the long-term best interests of the Company’s stockholders.

Options are awarded at the closing price of the Company’s Common Stock on the Nasdaq Global Market® on the date of the grant. The Compensation Committee has never granted inducement stock options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date or which are priced on a date other than the grant date.

Absent a provision in an option recipient’s employment agreement to the contrary, inducement stock options granted by the Compensation Committee shall become exercisable (i) on the first anniversary of the option date with respect to one-third of the number of shares subject to the option on the option date, and (ii) on the last day of each calendar month for 24 months thereafter, beginning the month following the first anniversary of the option date, with respect to an additional 1/36 of the number of shares subject to the option on the option date. Vesting and exercise rights cease upon termination of employment except in the case of death (subject to a one year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

401(k) Plan

All Company employees, including the Named Executive Officers, are eligible to participate in the Company’s 401(k) plan. The 401(k) plan is a retirement savings plan pursuant to which all employees, including the Named Executive Officers, are able to contribute a portion of their annual salary up to a limit prescribed by the Internal Revenue Service on a before-tax basis. The Company will match each employee’s contribution up to 50% of the lesser of (i) the employee’s annual 401(k) contribution or (ii) the first 6% of the employee’s eligible compensation as adjusted for statutory limits. All employee contributions to the 401(k) Plan are fully-vested upon contribution. All Company matching funds are vested after three years of service with the Company.

Perquisites and Other Personal Benefits

The Company provides Named Executive Officers with de minimis perquisites, such as paid parking, that the Company and the Compensation Committee believe are reasonable and consistent with market practice and its overall compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

Each Named Executive Officer has a written employment agreement. Each of these agreements provides for certain payments to be made by the Company and, in some cases, for stock option vesting acceleration in the event of the Named Executive Officer’s death, disability or termination. Some of these agreements provide for other de minimis perquisites. These employment agreement provisions differ among the Named Executive Officers and should be reviewed individually. All employment agreement provisions providing for such benefits or perquisites to Named Executive Officers are set forth in detail under the heading “Agreements with Executive Officers” beginning on page 14.

The Company has entered into Change of Control and Severance Agreements with certain key employees, including some of the Named Executive Officers. These Change of Control and Severance Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the Named Executive Officers is provided under the heading “Agreements with Executive Officers” beginning on page 14.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under incentive compensation plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. In this regard, for fiscal 2007, none of the Named Executive Officers received total compensation in excess of $1,000,000.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Kathryn. A. Dcamp, Compensation Committee Chairperson
Raymond P. Caldiero
Paula Kruger

The following table sets forth summary information concerning the compensation during the periods indicated of those executive officers of the Company for which such disclosure is required (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

									Change in
									Pension
									Value and
									Nonqualified
								Non-Equity	Deferred
					Stock		Option	Incentive Plan	Compensation	All Other
		Salary	Bonus		Awards		Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)	($)		($)(1)		($)(2)	($)	($)	($)		($)

Carl F. Dill Jr.	2007	$126,923	$—		$10,676		$—	$—	$—	$27,430	(3)	$165,029
Chairman	2006	360,000	25,000		41,580		13,827	—	—	—		415,407
Milton G. Silva-Craig	2007	$376,442	$—		$—		$152,969	$—	$—			$723,664
President and CEO	2006	30,048	175,000		—		11,316	—	—	$194,253	(4)	216,364
Timothy G. Rogers	2007	$54,615	$—		$—		$8,899	$—	$—	$—		$63,514
Senior Vice President, Chief Financial Officer and Secretary
Sandor Grosz	2007	$160,769	$88,000	(5)	$95,564	(6)	$—	$—	$—	$80,456	(7)	$424,789
Former Vice President and Chief Financial Officer	2006	218,333	15,000		34,496		—	—	—	6,550		274,379
Philip J. Downey	2007	$153,154	$88,000	(8)	$95,564	(9)	$—	$—	$—	$87,013	(10)	$423,731
Former Vice President — General Counsel and Corporate Secretary	2006	218,333	15,000		34,496		—	—	—	6,550		274,379

(1)	The amounts in this column represent the compensation cost of stock awards granted, which are calculated and expensed by the Company in accordance with Statement of Financial Accounting Standard No. 123(R) for the fiscal year ended December 31, 2007.

(2)	The amounts in this column represent the compensation cost of options granted, which are calculated and expensed by the Company in accordance with Statement of Financial Accounting Standard No. 123(R) for the fiscal year ended December 31, 2007.

(3)	“All Other Compensation” for Mr. Dill relates to fees earned as a member of the Board of Directors

(4)	“All Other Compensation” for Mr. Silva-Craig was pursuant to employment agreement and related to moving and closing costs incurred with his relocation to Chicago

(5)	Bonus for Mr. Grosz, which was earned pursuant to his Employment Agreement upon his termination, was paid in April 2008.

(6)	Pursuant to his Employment Agreement, all restricted stock units for Mr. Grosz vested upon his termination.

(7)	“All Other Compensation” for Mr. Grosz represents salary continuance of $60,077 paid to him pursuant to his Employment Agreement upon his termination of employment with the Company and accrued vacation pay of $20,379.

(8)	Bonus for Mr. Downey, which was earned pursuant to his Employment Agreement upon his termination, was paid in April 2008.

(9)	Pursuant to his Employment Agreement, all restricted stock units for Mr. Downey vested upon his termination.

(10)	“All Other Compensation” for Mr. Downey represents salary continuation of $67,692 paid to him pursuant to his Employment Agreement upon his termination of employment with the Company and accrued vacation pay of $19,321.

The following table sets forth summary information concerning grants of equity awards during the fiscal year for those Named Executive Officers of the Company for which such disclosure is required.

GRANTS OF PLAN-BASED AWARDS

								All Other	All Other			Grant
								Stock	Option			Date
								Awards:	Awards:		Exercise	Fair
					Estimated Future Payouts			Number of	Number of		or Base	Value of
		Estimated Future Payouts Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities		Price of	Stock and
		Plan Awards			Plan Awards			Stock of	Underlying		Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options		Awards	Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)		($/Sh)	($)

Carl F. Dill Jr.
Milton G. Silva-Craig
Timothy G. Rogers	Sep.25, 2007								40,000	(1)	$4.92	$196,800
Sandor Grosz
Philip J. Downey

(1)	Consists of inducement stock options granted pursuant to the Company’s 2006 Employment Inducement Award Plan.

The following table sets forth summary information concerning the outstanding equity awards as of fiscal year end for those Named Executive Officers of the Company for which such disclosure is required.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
			Equity					Plan	Awards:
			Incentive					Awards:	Market or
			Plan				Market	Number of	Payout
			Awards:				Value of	Unearned	Value of
	Number of	Number of	Number of			Number	Shares of	Shares,	Unearned
	Securities	Securities	Securities			of Shares	Units of	Units or	Shares,
	Underlying	Underlying	Underlying			or Units	Stock	Other	Units or
	Unexercised	Unexercised	Unexercised	Option		of Stock	That Have	Rights	Other Rights
	Options	Options	Unearned	Exercise	Option	That Have	Not	That Have	That Have
	(#)	(#)	Options	Price	Expiration	Not Vested	Vested(1)	Not Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Carl F. Dill, Jr	2,025	—	—	$35.80	Jul. 26, 2010	—	—	—	—
	5,000	—	—	$20.00	Aug. 1, 2013	—	—	—	—
Milton G. Silva-Craig	41,667	83,333	—	$6.67	Dec. 4, 2016	83,333	$234,166	—	—
Timothy G. Rogers	—	40,000	—	$4.92	Sep. 25, 2017	40,000	$112,400	—	—
Sandor Grosz	—	—	—	—	—	—	—	—	—
Philip J. Downey	3,025	—	—	$29.75	June 22, 2009	—	—	—	—
	500	—	—	$108.80	Sept. 10, 2009	—	—	—	—
	125	—	—	$39.80	Sept 10, 2009	—	—	—	—
	125	—	—	$19.40	Sept. 10, 2009	—	—	—	—
	2,000	—	—	$20.00	Sept. 10, 2009	—	—	—	—
	2,500	—	—	$22.40	Sept. 10, 2009	—	—	—	—

(1)	Based on closing market price of Company common stock on December 31, 2007 of $2.81.

The following table sets forth summary information concerning the exercise of options and the vesting of stock as of fiscal year end for those Named Executive Officers of the Company for which such disclosure is required.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired	Realized on
	Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)

Sandor Grosz	14,000	83,208	—	—
Philip J. Downey	14,000	83,068	—	—
Carl F. Dill, Jr.	5,625	44,269	—	—

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of June 16, 2008 concerning the beneficial ownership of Common Stock for each director, named executive officer and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable.

		% of Total
	Number of	Outstanding
	Shares(1)	Shares

Director
Elizabeth Alhand	0		*
Raymond P. Caldiero	14,775		*
Kathryn A. Dcamp.	0		*
Paula Kruger	9,525		*
Timothy R. Zoph	0		*
Named Executive Officers
Milton G. Silva-Craig	83,610		*
Carl F. Dill, Jr.	19,650		*
Philip J. Downey	19,995		*
Sandor Grosz	8,878		*
Timothy G. Rogers	0		*
All directors and named executive officers as a group (10 persons)	156,433		*

*	less than one percent

(1)	Includes shares that may be acquired under options which are currently exercisable or which will be exercisable within 60 days in the following amounts: Mr. Caldiero, 14,525 shares; Mr. Dill, 7,025 shares; Ms. Kruger 9,525; Mr. Silva-Craig 69,445; Mr. Downey 8,275 shares; and directors and Named Executive Officers as a group, 108,795 shares.

ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES

The following table is based primarily on a review of reports on Schedule 13G and 13D filed with the SEC prior to June 16, 2008 and sets forth those holders of Common Stock known to the Company to beneficially own more than five percent of the Company’s Common Stock. As of June 16, 2008, there were 2,565,866 shares of the Company’s Common Stock outstanding.

	Number of		Percent
Name and Address of Beneficial Owner	Shares Owned		of Class

State of Wisconsin Investment Board	387,150	(1)	15.2%
P.O. Box 7842 Madison, WI 53707
Lloyd I. Miller, III	364,883	(2)	14.3%
4550 Gordon Drive Naples, FL 34102
Dimensional Fund Advisors LP	159,158	(3)	6.25%
1299 Ocean Avenue Santa Monica, CA 90401
CCI Consulting, Inc.	151,025	(4)	5.9%
One IBM Plaza 330 North Wabash Ave. Suite 3100 Chicago , Illinois 60611
Michael T. Tokarz	145,667	(5)	5.7%
287 Bowman Purchase, NY 10577

(1)	Based on the most recent report on Schedule 13G, filed on February 02, 2008, the State of Wisconsin Investment Board represented that it has sole voting power and sole dispositive power with respect to 387,150 shares.

(2)	Based on the most recent report on Schedule 13G, filed on February 12, 2008, Lloyd I. Miller, III represented that has he has sole voting power and dispositive power with respect to 147,778 shares as: (i) the manager of a limited liability company that is the general partner of a certain limited partnership, (ii) the trustee to a grantor retained annuity trust and (iii) an individual. Mr. Miller reporting person has shared voting and dispositive power with respect to 217,105 of the reported securities as an investment advisor to the trustee of a certain family trust.

(3)	Based on the most recent report on Schedule 13G, filed on February 6, 2008, the Dimensional Fund Advisors LP as investment manager to certain funds, which have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities held in their respective accounts. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities. Dimensional disclaims beneficial ownership of all such securities.

(4)	Based on the most recent report on Schedule 13G, filed on May 5, 2006, CCI Consulting, Inc., formerly, Charter Consulting, Inc., represented that it has sole voting and dispositive power with respect to 151,025 shares.

(5)	Based on the most recent report on Schedule 13G, filed on February 9, 2006, Mr. Tokarz represented that he has sole voting power and dispositive power with respect to 143,942 shares and shared voting and dispositive power with respect to 1,725 shares.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2007 concerning securities that are authorized under the Company’s equity compensation plans.

	(a)		(b)		(c)
	Number of				Number of Securities
	Securities to be				Remaining Available
	Issued Upon		Weighted-Average		for Future Issuance
	Exercise of		Exercise Price of		Under Equity
	Outstanding		Outstanding		Compensation Plans
	Options, Warrants		Options, Warrants		(Excluding Securities
Plan Category	and Rights		and Rights		Reflected in Column (a))

Equity compensation plans approved by security holders	280,482	(1)	$17.91	(2)	None
Equity compensation plans not approved by security holders	257,267	(3)	$8.39		154,500

Total	537,749		$13.36		154,500

(1)	Consists of 223,899 options and 56,583 restricted stock units.

(2)	Represents weighted-average exercise price of options only.

(3)	Consists of 6,767 shares subject to options assumed by the Company in connection with its acquisition of Zamba Corporation ; 30,000 inducement options granted to certain senior employees of Charter Consulting, Inc. as an inducement to accept employment with the Company, following the Company’s acquisition of the management consulting business of Charter Consulting, Inc.; and 220,500 inducement options granted under the Company’s 2006 Employment Inducement Award Plan to certain individuals as an inducement to accept employment with the Company

As of the Record Date, 216,951 options and restricted stock units issued under the equity compensation plans approved by security holders remain outstanding and exercisable. 87,877 of these options, with a weighted average exercise price of $29.04, are set to expire, if not exercised, effective July 29, 2008, due to the divestiture of the Company’s SAP Practice.

As of the Record Date, 226,775 options issued under equity compensation plans not approved by security holders remain outstanding and exercisable: (i) 2,775 options related to the acquisition of Zamba Corporation; (ii) 5,000 inducements options issued to management of Charter Consulting ; and (iii) 219,000 of inducement options associated with current employees.

As of the Record Date, 156,000 inducement options remain available for future issuance.

Based on the information and assumptions made within the Proxy Statement, the fully diluted stock overhang for the Company will be 19.9%.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal or nomination to be properly presented at the Company’s 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”), the stockholder proponent must comply with the relevant notice requirements contained in the Company’s By-Laws. These requirements relate to both the timing and content of the notice. To be timely, a stockholder proposal or nomination intended to be brought before the 2009 Annual Meeting must be received by the Company on or after January 8, 2009 and on or prior to February 7, 2009. All proposals and nominations should be directed to the Secretary of the Company.

In addition, any stockholder proposal that is intended to be included in the Company’s Proxy Statement for the 2009 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 2009 Annual Meeting is December 4, 2008.

If a stockholder proposal is properly presented at the 2009 Annual Meeting in accordance with the requirements described above and is not included as an agenda item in the Company’s Proxy Statement for that meeting, the designated proxy holders will be permitted to exercise discretionary voting authority with respect to that proposal if, in the Proxy Statement, the Company advises stockholders of the nature of the proposal and how the proxy holders intend to vote. Nevertheless, the proxy holders will not have discretionary voting authority if the stockholder proponent satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in 2007.

ANNUAL REPORT TO STOCKHOLDERS

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Timothy G. Rogers, Senior Vice President, Chief Financial Officer and Secretary, Technology Solutions Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603, telephone (312) 228-4500.

STOCKHOLDERS SHARING THE SAME ADDRESS

To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the Securities and Exchange Commission’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share the same address, unless otherwise requested. Any record stockholder, who shares an address with another record stockholder and who has received only one set of proxy materials, may receive a separate copy of these materials, without charge, upon written request addressed to Timothy G. Rogers, Senior Vice President, Chief Financial Officer and Secretary, Technology Solutions Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603, telephone (312) 228-4500.

OTHER BUSINESS

The Board of Directors knows of no other stockholder proposals to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Stock Listing

The Nasdaq Global Market®

Stock Symbol

TSCC

Transfer Agent and Registrar

Mellon Investor Services LLC
200 West Monroe, Suite 1590
Chicago, IL 60606

Independent Auditors

Grant Thornton LLP
Chicago, IL

Exhibit A

CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
TECHNOLOGY SOLUTIONS COMPANY

TECHNOLOGY SOLUTIONS COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:  That at a meeting of the Board of Directors of TECHNOLOGY SOLUTIONS COMPANY resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “ARTICLE ONE” so that, as amended, said Article shall be and read as follows:

ARTICLE ONE

“The name of the corporation is Exogen Healthcare Inc.”

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, at the annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed this the           day of          , 2008.

TECHNOLOGY SOLUTIONS COMPANY

By:
(Authorized Officer)
Name:
Title:

A-2

Exhibit B

TECHNOLOGY SOLUTIONS COMPANY
2008 STOCK INCENTIVE PLAN

I.	INTRODUCTION

1.1 Purpose.  The purpose of the Technology Solutions Company 2008 Stock Incentive Plan (the “Plan”) is to promote the interests of Technology Solutions Company, a Delaware corporation (the “Company”) and its stockholders by (i) attracting and retaining key officers, employees, and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its stockholders. Toward this objective, the Committee may grant stock options, share awards, SARs and other incentive awards in accordance with the terms and subject to the conditions set forth in the Plan. In addition, this Plan is intended to enable the Company effectively to attract, retain and reward Non-Employee Directors by providing for incentive awards to Non-Employee Directors. No award under this Plan (or modification thereof) is intended to provide for a deferral of compensation for purposes of Section 409A of the Code, and the Plan shall be construed and administered consistent with such intent as determined by the Committee in its sole discretion. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

1.2 Certain Definitions.

“Affiliate” shall mean any entity (other than the Company and any Subsidiary) that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of that entity or at least 20% of the ownership interests in that entity.

“Agreement” shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

“Bonus Stock Award” shall mean an award of Bonus Stock under this Plan.

“Change in Control” shall have the meaning set forth in Section 6.8(b).

‘‘Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the committee designated by the Board authorized to administer the Plan under Section 1.3. The Committee shall consist of not fewer than two members who shall be appointed by, and shall serve at the pleasure of, the Board. The directors appointed to serve on the Committee shall be: (i) “independent” within the meaning of the listing standards of any securities exchange or automated quotation system upon which the Common Stock is listed or quoted; (ii) “non-employee directors” (within the meaning of Rule 16b-3 under the Exchange Act); and (iii) “outside directors” (within the meaning of Code Section 162(m) and its related regulations). However, the mere fact that a Committee member fails to qualify under any of the foregoing requirements shall not invalidate any award made by the Committee if the award is otherwise validly made under the Plan.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning, specified in Section 1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair-Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or by such other reasonable method as may be determined by the Committee and permissible for such purpose under Treasury Regulations issued under Section 409A of the Code;

(ii) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator, consistent with any method which is considered reasonable for purposes of determinations of fair market value under Code Section 409A.

“Free-Standing SAR” shall mean an SAR which is not issued in tandem with, or by reference to an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall have the meaning set forth in Section 6.8(b)(2) hereof.

“Inducement Plan” shall mean the 2006 Employment Inducement Award Plan.

“Mature Shares” shall mean shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder has held for at least six months.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary or Affiliate.

“Non-Statutory Stock Option” shall mean a stock option which is not an Incentive Stock Option.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder’s receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), operating income, operating income margin, return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than 90 days after the beginning of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

“Performance Period” shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

“Performance Share” shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

“Performance Share Award” shall mean an award of Performance Shares under this Plan.

“Permanent and Total Disability” shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Bonus Stock Award.

“Subsidiary” shall mean a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50% or more.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

‘‘Tax Date” shall have the meaning set forth in Section 6.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration.  This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARS, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (ii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse and (iii) the Performance Measures applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award (if any) and to any outstanding Performance Share Award shall be deemed to be satisfied at the maximum or any other level. In addition, the Committee may (i) establish any rules and regulations it deems necessary for the proper operation and administration of the Plan; (ii) grant waivers of Plan terms, conditions, restrictions and limitations, provided such waiver does not result in deferred compensation for purposes of Section 409A of the Code; or (iii) take all other action it deems necessary or advisable for the proper operation or administration of the Plan. The Committee (i) shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and (ii) may, incidental to the grant of an award, impose terms and conditions with respect to an award under this Plan. All such interpretations, rules, regulations, terms and conditions shall be final, binding and conclusive.

The Committee may delegate some or all of its power and authority hereunder to the President or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 Eligibility.  Participants in this Plan shall consist of such directors, officers, other key employees, consultants, independent contractors and agents of the Company, its Subsidiaries or its Affiliates as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary, an Affiliate or such other employer designated in the Agreement evidencing the award. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors of the Company shall also be eligible to participate in this Plan in accordance with Section V. Notwithstanding anything contained herein to the contrary, no person other than an employee of the Company, a Subsidiary or an Affiliate may be granted an Incentive Stock Option hereunder.

1.5 Shares Available.  Subject to adjustment as provided in Section 6.7, 125,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of a Stock Award and (ii) which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Performance Shares. All or any portion of the shares available under this Plan may be issued in the form of Incentive Stock Options. In addition, shares of Common Stock available to be granted under the Inducement Plan on the effective date of this Plan shall thereafter be available for grant solely under this Plan. To the extent that shares of Common Stock subject to an outstanding option granted hereunder (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARS, Stock Awards or Performance Share Awards or a combination thereof may be granted during any fiscal year of the Company to any person shall be 100,000, subject to adjustment as provided in Section 6.7.

II.	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options.  The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is granted to a person other than an employee of the Company, a Subsidiary or an Affiliate or that is otherwise not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price.  The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option or Non-Statutory Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b) Option Period and Exercisability.  The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise.  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights.  The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price.  The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR or Free-Standing SAR shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

(b) Exercise Period and Exercisability.  The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to a whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. Prior to the exercise of an SAR for shares of Common Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

(c) Method of Exercise.  A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

2.3 Termination of Employment or Service.  (a) General.  Subject to paragraph (b) below, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such option or SAR, as the case may be, and shall be specified in the Agreement relating to such option or SAR.

(b) Incentive Stock Options.  Except as set forth in this paragraph (b), all of the terms relating to the exercise, cancellation or other disposition of an Incentive Stock Option upon a termination of employment with the Company of the holder of such option, including whether such Incentive Stock Option shall become exercisable in full upon such termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such Incentive Stock Option and shall be specified in the Agreement relating to such Incentive Stock Option.

If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee’s termination of employment by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death, each Incentive Stock Option held by such optionee may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee’s termination of employment and (ii) the expiration date of the term of such option.

If the holder of an Incentive Stock Option dies during the period set forth in the second paragraph of this Section 2.3(b) following termination of employment or service by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the period set forth in the fourth paragraph of this Section 2.3(b) following termination of employment or service for any reason other than Permanent and Total Disability or death, each Incentive Stock Option held by such optionee may thereafter be exercised by the optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

III.	STOCK AWARDS

3.1 Stock Awards.  The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award or Bonus Stock Award.

3.2 Terms of Bonus Stock Awards.  The number of shares of Common Stock subject to a Bonus Stock Award shall be determined by the Committee. Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods. Upon the grant of a Bonus Stock Award, subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

3.3 Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

(c) Share Certificates.  During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards.  Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends concurrently with other stockholders and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.4 Terms of Restricted Stock Unit Awards.  Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

(c) Settlement of Vested Restricted Stock Unit Awards.  The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock, or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current basis, dividend equivalents with respect to the number of shares of Common Stock subject to such award. Settlement for vested Restricted Stock Unit Awards shall be made within an administratively practicable time after the vesting event but in any event shall occur not later than March 15th of the calendar year after the year in which the Award becomes vested. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.5 Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award or Restricted Stock Unit Award, or any cancellation or forfeiture of such Restricted Stock Award or Restricted Stock Unit Award upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Restricted Stock Award or Restricted Stock Unit Award.

IV.	PERFORMANCE SHARE AWARDS

4.1 Performance Share Awards.  The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Share Awards.  Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Performance Shares and Performance Measures.  The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

(b) Vesting and Forfeiture.  The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Share Awards.  The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current basis, dividend equivalents with respect to the number of shares of Common Stock subject to such award. Settlement for vested Performance Share Awards shall be made within an administratively practicable time after the vesting event but in any event shall occur not later than March 15th of the calendar year after the year in which the Award becomes vested. Prior to the settlement of a Performance Share Award in shares of Common Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 6.10.

4.3 Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment with the Company of the holder of such Performance Share Award, whether by reason of disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Performance Share Award.

V.	PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

5.1 Eligibility.  Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V. All options granted under this Article V shall constitute Non-Statutory Stock Options.

5.2 Grants of Stock Options.  Each Non-Employee Director shall be granted Non-Statutory Stock Options as follows:

(a) Time of Grant.  On the date on which a person is first elected or begins to serve as a Non-Employee Director (other than by reason of termination of employment), and, thereafter, each successive time such person is re-elected as a Non-Employee Director, such person shall be granted an option to purchase 1,500 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

(b) Option Period and Exercisability.  Except as otherwise provided herein, each option granted under this Article V (an “Automatic Non-Employee Director’s Option”) shall become fully exercisable on the first anniversary of the grant date of the Automatic Non-Employee Director’s Option. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Automatic Non-Employee Director’s Options shall be exercisable in accordance with Section 2.1(c).

5.3 Option Period and Termination of Directorship.  (a) Term and Termination of Option.  The maximum term of each Automatic Non-Employee Director’s Option shall be the date which is 10 years after the date on which it was granted (the “Expiration Date”). Each Automatic Non-Employee Director’s Option shall terminate, to the extent not exercised or earlier terminated pursuant to the terms of this Article V, on its Expiration Date. In no event may an Automatic Non-Employee Director’s Option be exercised, in whole or in part, after it terminates.

(b) Termination of Directorship Other than by Death or Disability.  If the holder of an Automatic Non-Employee Director’s Option ceases to be a director of the Company for any reason other than death or Permanent and Total Disability, the option shall remain exercisable with respect to the number of shares subject to such option that are exercisable upon the effective date of such holder’s ceasing to be a director and may thereafter be exercised for a period of 90 days from the effective date of such holder’s ceasing to be a director or until the Expiration Date, whichever period is shorter, after which the Automatic Non-Employee Director’s Option shall terminate in its entirety.

(c) Death.  If the holder of an Automatic Non-Employee Director’s Option ceases to be a director of the Company by reason of death, the option shall become exercisable as of the date of death with respect to any or all of the shares subject to such option and may thereafter be exercised for a period of one year from the date of death or until the Expiration Date, whichever period is shorter, after which the Automatic Non-Employee Director’s Option shall terminate in its entirety.

(d) Disability.  If the holder of an Automatic Non-Employee Director’s Option ceases to be a director of the Company by reason of Permanent and Total Disability, the option shall become exercisable as of the effective date of such holder’s ceasing to be a director with respect to any or all of the shares subject to such option and may thereafter be exercised for a period of one year from the effective date of such termination or until the Expiration Date, whichever period is shorter, after which the Automatic Non-Employee Director’s Option shall terminate in its entirety.

(e) Death After Termination of Directorship.  If the holder of an Automatic Non-Employee Director’s Option dies after he or she has ceased to be a director of the Company, the option shall be exercisable only to the extent that it is exercisable on the date of such holder’s death and may thereafter be exercised only for that period of time for which the option is exercisable immediately prior to the holder’s death pursuant to Sections 5.3(b) through (e).

VI.	GENERAL

6.1 Effective Date and Term of Plan.  The Plan shall become effective July 1, 2008 (the “Effective Date”), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders’ meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No awards granted hereunder shall be exercisable or payable before the Plan becomes effective. This Plan shall remain in effect until terminated by action of the Board or the Committee.

In the event that this Plan is not approved by the stockholders of the Company within one year of the Effective Date, this Plan and any awards granted hereunder shall be null and void.

6.2 Amendments.  The Board or the Committee may suspend, amend, modify or terminate the Plan without stockholder approval as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment, in the reasonable opinion of the Board or the Committee, would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7), (b) effect any change inconsistent with Section 422 of the Code or (c) result in repricing any grant or award under this Plan or otherwise increase the benefits accruing to eligible persons. The Board or the Committee may condition any amendment or modification on the approval of stockholders of the Company if that approval is necessary or deemed advisable to (i) permit any awards to be exempt from liability under Section 16(b), (ii) to comply with the listing or other requirements of an automated quotation system or stock exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations. No suspension, amendment, modification or termination may impair the rights of a holder of an outstanding award without the consent of such holder.

6.3 Agreement.  Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

6.4 Non-Transferability of Awards.  Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the first sentence of this Section 6.4, or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except to the extent permitted by the first sentence of this Section 6.4 or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, other than as permitted by the first sentence of this Section 6.4 or the Agreement relating to an award, such award and all rights thereunder shall immediately become null and void.

6.5 Tax Withholding.  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of any option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B), and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

6.6 Restrictions on Shares.  Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6.7 Adjustment.  In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first the vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

6.8	Change in Control.

(a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control, the Board of Directors may, but shall not be required to, make such adjustments to outstanding awards hereunder as it deems appropriate, including, without limitation, electing that each outstanding award shall be surrendered to the Company by the holder thereof, and that each such award shall immediately be cancelled by the Company, and that the holder shall receive, within a specified period of time from the occurrence of the Change in Control, and in any event not later than March 15th of the year after the year in which the Change in Control occurs, a cash payment from the Company in an amount equal to:

(i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place, or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option,

(ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place, or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, and

(iii) in the case of a Restricted Stock Award, Restricted Stock Unit Award or Performance Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in the Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control.

In the event of a Change in Control in which options are cancelled, each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

In the event of a Change in Control, the Board of Directors may, but shall not be required to, substitute for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or base price.

(b) “Change in Control” shall mean:

(1) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 40% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by an corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 40% or more of the Outstanding Common Stock or 40% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2) individuals who, as of the date this Plan is approved by the Board of Directors constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date this Plan is approved by the Board of Directors whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3) the consummation of a reorganization, merger or consolidation of the Company or sale of other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 40% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) the consumption of a plan of complete liquidation or dissolution of the Company.

(c) (1) With respect to any optionee who is subject to Section 16 of the Exchange Act, notwithstanding the exercise period contained in any Agreement to which such optionee is a party and notwithstanding the expiration date of the term of such option (other than an Incentive Stock Option), in the event the Company is involved in a business combination pursuant to which such optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company, then each option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the later of (x) the expiration date of the term of the option and (y) the date which is six months and one day after the consummation of such business combination; and

(2) With respect to any holder of an SAR (other than an SAR which may be settled only for cash) who is subject to Section 16 of the Exchange Act, notwithstanding the exercise periods set forth in any Agreement to which such holder is a party, and notwithstanding the expiration date of the term of such SAR (other than a Tandem SAR which is related to an Incentive Stock Option), in the event the Company is involved in a business combination pursuant to which such holder receives a substitute SAR relating to any entity, including an entity directly or indirectly acquiring the Company, then each such SAR (or SAR in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such SAR until and including the later of (x) the expiration date of the term of such SAR and (y) the date which is six months and one day after the consummation of such business combination.

6.9 No Right of Participation or Employment.  No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any Affiliate or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

6.10 Rights as Stockholder.  No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

6.11 Section 162(m).  Unless otherwise expressly stated in the relevant Agreement, each award granted to an individual who is or becomes a “covered employee” within the meaning of Section 162(m) of the Code under the Plan is contingent on and intended to comply with the tax deductibility provisions of Section 162(m) of the Code. Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Agreement relating to such an award does not comply or is inconsistent with Section 162(m), such provision shall be construed, amended or deemed amended to the extent necessary or appropriate to conform to such requirements as determined by the Committee in its sole discretion (and the applicable award and/or Agreement shall be construed or modified by the Committee in an equitable and proportionate manner as determined by the Committee in its sole discretion); provided, however, that in no event shall the Committee have or exercise discretion to increase the amount of compensation otherwise payable to such a covered employee in connection with any such award upon the attainment of the performance criteria established by the Committee, or to accelerate the payment of compensation to a date earlier than would otherwise be provided following the attainment of any performance criteria or goal. Not by way of limitation, to the extent consistent with tax deductibility by the Company, any amount of compensation otherwise payable pursuant to this Plan may be reduced, eliminated or delayed until such amount would be deductible by the Company, as determined by the Committee in its sole discretion.

6.12 Governing Law.  This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to the principles of conflicts of laws.

PROXY
TECHNOLOGY SOLUTIONS COMPANY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 12, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of Technology Solutions Company (the “Company”) does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Carl F. Dill, Jr. and Timothy G. Rogers, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Corporate Office of the Company, located at 55 E. Monroe Street, Suite 2600, Chicago IL, 60603 on August 12, 2008, starting at 8:15 a.m., Central time and at any adjournment thereof, as indicated on the reverse side.
(Please date and sign on reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)
FOLD AND DETACH HERE
You can now access your Technology Solutions Company account online.
Access your Technology Solutions Company stockholder account online via Investor ServiceDirect®(ISD).
Mellon Investor Services LLC, Transfer Agent for Technology Solutions Company, now makes it easy and convenient to get current information on your stockholder account.
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TOLL FREE NUMBER:	1-800-370-1163

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for all of the nominees listed in Proposal 1 and in favor of the ratifications set forth in Proposal 2, 3 and 4.
Please Mark Here for Address Change or Comments ☐ SEE REVERSE SIDE

1.	The election of Directors:

	FOR	WITHHOLD AUTHORITY
Nominees:		for the marked nominee(s)
01 Elizabeth Alhand
02 Kathryn A. DCamp	☐	☐
03 Carl F. Dill, Jr.
04 Milton G. Silva-Craig
05 Timothy R. Zoph
INSTRUCTIONS: To withhold authority to vote for any nominee, strike through the nominee’s name.

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.	☐	☐	☐

3.	Proposal to amend the Company’s Restated Certificate of Incorporation Exogen Healthcare Inc.	☐	☐	☐

4.	Proposal to Approve the Technology Solutions Company 2008 Stock Incentive Plan	☐	☐	☐

5.	As such proxies may in their discretion determine upon such other matters as may properly come before the meeting or any adjournment thereof.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU ON THIS CARD. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF THE RATIFICATION SET FORTH IN PROPOSALS 2,3 and 4. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.
You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States. When signing the proxy, please take care to have the signature conform to the stockholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

Dated: , 2008

Signature

Signature if held jointly

FOLD AND DETACH HERE
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner
as if you marked, signed and returned your proxy card.
INTERNET
http://www.proxyvoting.com/tscc
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1 -866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.